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                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

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                               Form 8-K
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                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): August 12, 2003

                        GIANT INDUSTRIES, INC.
      (Exact name of registrant as specified in its charter)


         Delaware                 1-10398             86-0642718
(State of jurisdiction of    (Commission File)      (IRS Employer
      incorporation)              Number)         Identification No.


     23733 North Scottsdale Road
          Scottsdale, Arizona                         85255
(Address of principal executive offices)            (Zip Code)


           Registrant's telephone number, including area code
                            (480) 585-8888

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    On August 12, 2003, the Registrant issued a press release containing earnings information for the three and six months ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.





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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        By: /s/ MARK B. COX
                           -------------------------------------------
                           MARK B. COX
                           Vice President and Chief Financial Officer
                           (Principal Financial Officer)

Date: August 12, 2003




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                       INDEX TO EXHIBITS


Exhibit
Number        Description
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  99          Press Release, dated as of August 12, 2003